Discontinued Operations (Tables)	12 Months Ended
Dec. 31, 2017
Discontinued Operations and Disposal Groups [Abstract]
Summary of Discontinued Operations
The results of our discontinued operations are as follows (in thousands):

	Year Ended December 31,
	2017	2016	2015
Revenue	$—	$—	$24,815
Cost of revenue	—	—	21,520
Selling, general and administrative(3)	4,456	11,619	(23,077)
Operating (loss) income	(4,456)	(11,619)	26,372
Other income (expense):
Gain on sale of businesses(1)	—	305	294,276
Other, net	2,094	(1,025)	4,640
Total other income (expense), net	2,094	(720)	298,916
(Loss) income from discontinuing operations before income taxes	(2,362)	(12,339)	325,288
(Benefit) provision for income taxes(2)	(430)	(17,888)	10,880
Net (loss) income from discontinued operations	$(1,932)	$5,549	$314,408
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(1)
The year ended December 31, 2015 includes $31 million of reclassified cumulative translation gains associated with our lastminute.com subsidiaries. See “Divestiture of lastminute.com—Cumulative Translation Adjustments” for additional information.

(2)
The year ended December 31, 2016 includes a $17 million tax benefit associated with the resolution of uncertain tax positions. The year ended December 31, 2015 includes a U.S. tax benefit of $93 million; see “Divestiture of lastminute.com—U.S. Tax Benefit” for additional information.

(3)
For the year ended December 31, 2015, selling, general and administrative includes a gain of $40 million as a result of the favorable final ruling from the Supreme Court of Hawaii and receipt of a cash refund related to our litigation of hotel occupancy taxes. See Note 15. Commitments and Contingencies, for additional information.